Exhibit 24.1

POWER OF ATTORNEY

THE UNDERSIGNED Director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, their true and lawful attorneys-in-fact and agents, for them and in their name, place and stead, to execute on their behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as they might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED as of February 25, 2026.

/s/ Ed Ward

Ed Ward

POWER OF ATTORNEY

THE UNDERSIGNED Director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, their true and lawful attorneys-in-fact and agents, for them and in their name, place and stead, to execute on their behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as they might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED as of February 25, 2026.

/s/ Ronald Keating

Ronald Keating

POWER OF ATTORNEY

THE UNDERSIGNED Director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, their true and lawful attorneys-in-fact and agents, for them and in their name, place and stead, to execute on their behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as they might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED as of February 25, 2026.

/s/ Kevin D. Brown

Kevin D. Brown

POWER OF ATTORNEY

THE UNDERSIGNED Director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, their true and lawful attorneys-in-fact and agents, for them and in their name, place and stead, to execute on their behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as they might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED as of February 25, 2026.

/s/ Diane Dayhoff

Diane Dayhoff

POWER OF ATTORNEY

THE UNDERSIGNED Director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, their true and lawful attorneys-in-fact and agents, for them and in their name, place and stead, to execute on their behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as they might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED as of February 25, 2026.

/s/ Stephen Felice

Stephen Felice

POWER OF ATTORNEY

THE UNDERSIGNED Director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, their true and lawful attorneys-in-fact and agents, for them and in their name, place and stead, to execute on their behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as they might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED as of February 25, 2026.

/s/ Lawrence H. Silber

Lawrence H. Silber

POWER OF ATTORNEY

THE UNDERSIGNED Director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, their true and lawful attorneys-in-fact and agents, for them and in their name, place and stead, to execute on their behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as they might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED as of February 25, 2026.

/s/ Arthur Soucy

Arthur Soucy

POWER OF ATTORNEY

THE UNDERSIGNED Director of Hayward Holdings, Inc. (the “Company”) hereby appoints Kevin Holleran and Susan Canning, and each of them singly, with full power to act without the other and with full power of substitution, their true and lawful attorneys-in-fact and agents, for them and in their name, place and stead, to execute on their behalf, the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, and to file the same with all exhibits thereto and other documents in connection therewith, with the Securities and Exchange Commission, and grants to said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully as to all intents and purposes as they might or could do in person, and hereby ratifies and confirms all that such attorneys-in-fact or agents, or any of them, or their substitutes shall lawfully do or cause to be done by virtue thereof.

EXECUTED as of February 25, 2026.

/s/ Lori Walker

Lori Walker